SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  July 5, 1995



                      FREEPORT-McMoRan COPPER & GOLD INC.


            Delaware                   1-9916                74-2480931


        (State or other             (Commission             (IRS Employer
        jurisdiction of             File Number)            Identification
        incorporation or                                    Number)
        organization)

            First Interstate Bank Building, One East First Street,
                        Suite 1600, Reno, Nevada  89501

      Registrant's telephone number, including area code:  (504) 582-4000


                      Freeport-McMoRan Copper & Gold Inc.


Item 1.     Changes in Control of Registrant.
            ---------------------------------
            Freeport-McMoRan Inc. (FTX) announced on July 5, 1995 that its Board of Directors has declared a special tax-free dividend whereby all of the 117,909,323 Class B common shares of Freeport-McMoRan Copper & Gold Inc. (FCX) owned by FTX will be distributed to holders of FTX common stock of record at the close of business on July 17, 1995.

Item 7.     Financial Statements and Exhibits.
            ----------------------------------
            (a)   Financial statements of business acquired.  Not applicable.

            (b)   Pro forma financial information.  Not applicable.

            (c)   Exhibits.  The exhibits to this report are listed in the
                  Exhibit Index appearing on page E-1 hereof.


                                   SIGNATURE
                                  ----------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    FREEPORT-McMoRan COPPER & GOLD INC.


                                    By:      /s/ John T. Eads
                                         ----------------------------------
                                                 John T. Eads
                                          Controller - Financial Reporting

Date:  July 11, 1995


                                 Exhibit Index
                                 -------------

                                                               Sequentially
                                                                 Numbered
Number     Exhibit                                                 Page
- ------     -------                                             ------------

 99.1      News Release dated July 5, 1995.
           Incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K of FTX dated July 5, 1995.

 99.2      News Release dated July 11, 1995.
           Incorporated by reference to Exhibit 99.2 to the Current Report on Form 8-K of FTX dated July 5, 1995.